Nasdaq: CHCI COMSTOCK HOLDING COMPANIES, INC. | Nasdaq : CHCI Q2 2026 INVESTOR PRESENTATION Exhibit 99.2

Nasdaq: CHCI 2 Disclosures This presentation may include “forward -looking” statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward -looking statements can be identified by use of words such as “anticipate,” “believe,” “estimate,” “may,” “intend,” “expect,” “will,” “should,” “seeks” or other similar expressions. Forward -looking statements are based largely on our expectations and involve inherent risks and uncertainties, many of which are beyond our control. You should not place undue reliance on any forward - looking statement, which speaks only as of the date made. Any number of important factors could cause actual results to differ materially from those projected or suggested by the forward -looking statements. Comstock specifically disclaims any obligation to update or revise any forward -looking statements, whether as a result of new information, future developments, or otherwise. While every attempt has been made to ensure the accuracy of included measurements, all future development measurements are based on available information at the time of production of this Investor Presentation and therefore all square foot measurements are subject to change without notice.

Nasdaq: CHCI 3 Table of Contents Comstock Overview 4 Visionary Leadership 5 Why Comstock 6-8 Q2 2026 Update 9 Institutional Venture Platform (IVP) 10 Data Center Platform (DCP) 11 Service Offering Expansion – Mall Management 12 Our Managed Portfolio 13-19 ESG: Creating Positive Impacts 20 Supplemental Information Leadership and Board 23 -24 Corporate Structure Overview 25 Our Services 26 Reconciliation of Non -GAAP Financial Measures 27

Nasdaq: CHCI 4 Comstock is a Leading Real Estate Company Specializing in the Development, Acquisition, Operation, and Management of Mixed -Use, Transit-Oriented Properties and Data Center Developments ▪ Since 1985, we have developed, acquired, and operated millions of square feet of commercial, residential, and mixed -use properties ▪ Our rapidly expanding portfolio of high - quality managed assets includes Reston Station and Loudoun Station, two of the largest and most prominent mixed -use, transit-oriented developments in the Mid - Atlantic region ▪ Leveraging our scalable, asset -light, debt - free business model, we have strategically expanded into large -scale AI and digital infrastructure development and established an active position in one of the real estate industry's top -performing segments Extraordinary places. Exceptional experiences. Proven results. We deliver a comprehensive suite of real estate services through long -term management agreements, including: ASSET MANAGEMENT DEVELOPMENT CONSTRUCTION MANAGEMENT PROPERTY MANAGEMENT PARKING MANAGEMENT SECURITY & OTHER See slide 26 for full listing of Comstock’s services

Nasdaq: CHCI 5 Visionary Leadership Chris Clemente – Chairman and CEO ▪ Founded Comstock (Nasdaq: CHCI) in 1985 ▪ Led acquisition, development, operation, and sale of millions of square feet of residential, commercial, and mixed -use properties ▪ Guided Comstock’s successful transformation from homebuilder to leading commercial developer and real estate services provider ▪ Controlling CHCI shareholder and Managing Partner of Comstock Partners, LC (Anchor Portfolio owner) See slides 23 -24 for full listing of Comstock’s leadership team and Board of Directors See slide 25 for additional details on the relationship between Comstock Partners, LC and Comstock Holding Companies, Inc. (C HCI ) Dwight Schar – Strategic Advisor & Principal, Comstock Partners, LC ▪ Founder and former Chairman & CEO of NVR, Inc. (NYSE: NVR), a Fortune 500 homebuilder ▪ Led NVR in developing hundreds of thousands of homes across multiple states, generating billions in annual revenue ▪ Strategic Advisor to CHCI ; Instrumental in its business transformation and the visionary behind its fee -based, asset -light, debt -free business model that is based on the successful model he implemented at NVR ▪ Significant CHCI shareholder and Principal of Comstock Partners, LC (Anchor Portfolio owner)

Nasdaq: CHCI 6 Why Comstock DYNAMIC & RESILIENT BUSINESS MODEL PROVEN EXPERTISE ▪ Fee -based, asset -light, and debt -free platform mitigates risk and drives consistent revenue growth ▪ Long -term asset management agreements generate reliable fee -based and supplemental revenue and include cost -plus downside protection ▪ Vertically integrated operating subsidiaries provide property management services that generate diverse recurring fee revenue streams ▪ Strategic investments offer additional revenue sources and generate impressive ROIC ▪ Four decades of experience delivering thousands of residential units and millions of square feet of mixed -use properties ▪ Leadership team combining deep local market knowledge with extensive, national - level institutional experience ▪ Strong track record in developing, entitling, and managing complex real estate projects across multiple states in the Mid -Atlantic and Southeastern U.S. region ▪ Predictable revenue streams provide visibility into future earnings and foundation for continued growth ▪ Expanding managed portfolio, development pipeline, and strategic investments drive further drive scalability and profitability ▪ Focus on premier real estate assets in supply -constrained markets capitalizes on ongoing flight -to-quality demand SCALABLE GROWTH PLATFORM We Show Up every day to make a difference — for our customers, our stakeholders, and in the communities that we serve

Nasdaq: CHCI $3.4 $5.8 $9.0 $10.4 $11.6 $13.4 $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $- $10 $20 $30 $40 $50 $60 $70 2020 2021 2022 2023 2024 2025 Q2 2026 YTD Cost Plus Asset + Property Management (Non-Cost-Plus) Supplemental Fees Incentive Fees Adjusted EBITDA 7 By the Numbers: A Proven Model That Delivers Our platform drives consistent growth, preserves flexibility, and generates cash – all with minimal risk ▪ 2022 Asset Management Agreement (2022 AMA) that covers our most significant properties (the Anchor Portfolio) generates consistent asset management fee revenue and provides cost -plus protection ▪ 3 vertically -integrated operating subsidiaries (CHCI Commercial, CHCI Residential, ParkX ) generate multiple fee - based property management and other revenue streams from long -term agreements ▪ One -time supplemental asset management fee income provides additional upside: ▪ Leasing, financing, acquisition, development, and construction management fees ▪ FY 2022 -25 avg/year =$4.4 million ▪ Incentive fees on stabilized/newly delivered assets ▪ FY 2022 -25 avg/year = $3.4 million ▪ Predictable cash flow generation and streamlined balance sheet provide enhanced agility when pursuing strategic growth opportunities (capital re -investment, acquisitions, etc.) See slide 27 for reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure REVENUE = 23% CAGR | ADJUSTED EBITDA 31% CAGR ($ in M) Revenue ($ in M) Adjusted EBITDA We expect this upward trajectory to continue in 2026 and beyond $9.5

Nasdaq: CHCI 8 CHCI’S Superior Value Proposition Note: Peers include JBG Smith (JBGS), BXP Inc (BXP), Brandywine Realty (BDN), Piedmont Realty (PDM), Armada Hoffler (AHH), Co usins Properties (CUZ), American Assets Trust (AAT) and One Liberty Properties (OLP). Peer metrics (including debt) represents stra ight average. * Includes related party accounts receivable in net cash. Valuation date as of 6/30/2026. Peer multiples are averages. 7.4X LTM 6/30/2026 Adjusted EBITDA Multiple PEERS 14.2X 25% As of 6/30/2026 Net Cash/Market Cap* PEERS -205% 716% 2020 -6/30/2026 % Stock Price Increase PEERS -50% VALUATION $0 As of 6/30/2026 Debt PEERS $4B FINANCIAL METRICS 36% LTM 6/30/2026 ROE PEERS -2% 31% 2020 -2025 CAGR Adjusted EBITDA Growth PEERS 5% By the Numbers: A Compelling Investment Opportunity

Diversified Revenue Streams

REVENUE BY LINE OF BUSINESS (YTD)


16%
Supplemental fee revenue
28%
53%
19%
Asset Management
Property Management[1]
ParkX Management

[1] *CHCI Commercial and CHCI Residential*

Q2 2026 Update

QTD	YTD
$22.6M REVENUE (74% GROWTH VS PY)	**$40.0M** REVENUE (56% GROWTH VS PY)
$8.8M NET INCOME* (512% GROWTH VS PY)	**$10.8M** NET INCOME* (257% GROWTH VS PY)
$7.4M ADJUSTED EBITDA (231% GROWTH VS PY)	**$9.5M** ADJUSTED EBITDA (123% GROWTH VS PY)

108 Managed Assets (42% GROWTH VS PY)

**Includes significant $4.3 million gain on Jericho Energy Ventures (JEV) equity investments in Q2; early potential indicator of value creation from Data Center Platform (DCP)*

Operational Highlights

- Stabilized Commercial managed portfolio is 92% leased; 9 commercial leases executed in Q2 covering approximately 409,000 sqft. of office and retail spaces; 447,000 sqft. leased YTD.
- Stabilized Residential managed portfolio is 94% leased; 501 units leased YTD, including 351 in Q2.
- ParkX subsidiary revenue increased 89% vs. prior year; 8 new contracts secured in Q2, including 3 new third-party parking garages.
- Woodland Pointe acquisition includes addition of existing 185,000 sqft. office building to stabilized commercial portfolio and ~100k sqft. built-to-suit office building to development pipeline; both buildings are 100% leased to a single tenant (Peraton).
- JW Marriott Residences Reston Station set a new record for the most valuable condominium sold in Virginia with a $10.9 million closing of top-floor penthouse residence; property's 2nd record breaking sale in 2026.
- Development updates on *The Row at Reston Station:*
  - Delivered final phase of BLVD Haley residential tower and adjacent ~6,000 sqft. retail space; all buildings for *The Row at Reston Station* now delivered.
  - JW Marriott Reston Station Hotel conference center expansion to deliver in fall 2026.
  - Finalized lease with ***Black Nine Golf*** for golf-themed entertainment venue in BLVD Haley retail space.
  - ***Ebbitt House***, the first-ever expansion of D.C.'s iconic Old Ebbitt Grill, has announced that it plans to open its 14,000 sqft. restaurant in October 2026.

See slide 27 for reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure

COMSTOCK
Nasdaq: CHCI | 9

CHCI's Institutional Venture Platform: Institutional-Quality Assets Operated by Institutional-Quality Teams

Our **Institutional Venture Platform** ("IVP") is designed to pair Comstock's operational expertise with the capital resources of our institutional partners to co-invest in real estate opportunities that have the potential to produce strong, risk-adjusted returns.

Assets acquired under the IVP are typically structured as a joint venture with a majority equity partner that recognizes Comstock's vertically integrated operating platform and track record of acquiring, rebranding, and managing properties.

We maintain a disciplined approach when analyzing IVP investments, ensuring strategic portfolio alignment and structured growth potential - both from the recurring revenue streams generated by the real estate services we provide and the long-term capital gains realized by our hands-on asset value enhancement efforts.

We align our interests with our institutional partners to deliver a tailored investment solution designed to maximize return on invested capital for all stakeholders.

Recent IVP Activity:



The Reed (March 2026)

Rockville, Md.
417-unit multifamily property located adjacent to Shady Grove station on Metro's Red Line



Woodland Pointe (April 2026)

Herndon, Va.
6.77-acre office campus with ~300k sqft. of office space and 1 major tenant (Peraton)

Additional IVP Acquisitions:

The Hartford (2019)

BLVD Forty Four (2021)

BLVD Ansel (2022)

Partner With Comstock
Contact: Zachary Maggin, SVP of Acquisitions and Capital Markets
Email: zmaggin@comstock.com

Our IVP will remain a strategic focus as we continue to seek additional low-risk, high-value opportunities

See slide 18 for additional details on our investment portfolio

COMSTOCK

Nasdaq: CHCI | 10

Nasdaq: CHCI 11 CHCI's Data Center Platform: Accelerating Growth Potential Through Strategic Partnerships We recently announced the launch of our Data Center Platform ("DCP") , a logical expansion of our Institutional Venture Platform that focuses on low -risk, high -reward joint venture opportunities in one of the world's most coveted asset classes. Details on our current DCP endeavors are summarized below. \ Oklahoma - Jericho Energy Ventures (TSXV: JEV) ▪ In June 2026, we finalized the formation of a joint venture with JEV that covers ~18,000 acres of land in Oklahoma's Pawnee and Noble counties to be entitled to permit large -scale data center campus development (the "Oklahoma JV") ▪ JEV's direct access to abundance of natural gas provides ability to deliver low -cost, high -performance power solutions that are "behind the meter" and FASTER TO MARKET, as well as potential carbon sequestration ▪ Oklahoma JV will capitalize on CHCI development expertise and leverage JEV's control of subsurface land and energy assets to assemble strategic portfolio of powered land to be marketed to AI hyperscalers ▪ Land assemblage to occur with minimal capital outlay by securing option contracts to marry subsurface and surface rights; 6,000+ acres of surface land rights contracts already in place ▪ Small initial capital investment in JEV to further align interests of strategic partners Mid-Atlantic ▪ Asset management agreement with subsidiary of Comstock Partners, LC (CHCI affiliate entity)("CP") to provide data center development services for CP -owned land parcels located in areas of the Mid -Atlantic U.S. region that are in the path of data center expansions ▪ Similar to existing asset management agreements with CP, CHCI receives recurring fee revenue and potential supplemental fee revenue with no capital investment ▪ In negotiations with a leading developer of data center campuses to acquire the parcels upon securing applicable entitlements and power supply agreements Our goal is to capitalize on the ever -growing demand for data center capacity and deliver potentially significant returns from t his rapidly growing sector

Experience Matters: CHCI Expands Service Offerings to Include Mall Management


LOS TOLTECOS
DULLES TOWN CENTER
Dulles Town Center Mall

We recently announced our latest service offering expansion as we assumed management of Dulles Town Center, a 1.4 million-square-foot regional shopping mall located in Dulles, Virginia.

Located near Dulles International Airport (IAD) in proximity to two of the wealthiest counties in the U.S., Dulles Town Center is Loudoun County's largest and only fully enclosed super-regional mall and has a strong mix of retail and entertainment tenants.

Effective May 1, we assumed full responsibility for the day-to-day operation of Dulles Town Center, including property management, leasing, tenant relations, coordination of on-site activities and vendors, and marketing oversight. We will also provide strategic asset direction services to property ownership, which includes the evaluation of re-development options that could increase overall utilization of the land where Dulles Town Center is situated.

The Comstock team has 200+ years of combined regional mall leasing and operating experience and an unparalleled placemaking resume. Our proven ability to align operations, leasing strategy, and strategic capital planning while successfully navigating complex mixed-use and retail environments will further enhance Dulles Town Center's market position and create enduring value for retail tenants, shoppers, and stakeholders alike.

The addition of regional mall management and leasing services further diversifies our fee-based revenue sources and strengthens our growth platform

COMSTOCK

Nasdaq: CHCI | 12

Nasdaq: CHCI 13 Above information as of 6/30/26. *Excludes 48 properties where parking management services are also provided to avoid double -counting; hours/week total is repres entative of all security & other locations, including duplicates COMMERCIAL 18 Operating Assets 4.2M SF RESIDENTIAL 9 Operating Assets 2,500+ units, 2.9M SF 36 Garages, 27K Spaces 42 Security and Other Locations*, 10,300+ hrs/week 1 JW Marriott Hotel 290K SF, 248 keys COMMERCIAL 6 Assets 1.6M SF RESIDENTIAL 4 Assets ~1,200 units, 1.3M SF HOSPITALITY 1 Hotel 220K SF, 240 keys 108 OPERATING ASSETS 11 DEVELOPMENT PIPELINE Our Managed Portfolio DRIVING NEAR -TERM AND LONG -TERM GROWTH 119 Managed Assets ~10.5M+ SF $5B+ AT FULL BUILD -OUT PARKX Preparations are underway for the next phase of development for our portfolio assets 2 Starbucks Locations HOSPITALITY

Flight-To-Quality: The Demand for Trophy-Class Office Space in Reston Station



1800 Reston Row Plaza



1870 Reston Row Plaza

In Q425, we finalized multiple new office leases with Booz Allen Hamilton that cover more than 310,000 sqft. across 1800 and 1870 Reston Row Plaza, our newest Trophy - class towers located in The Row at Reston Station.

In 2026, we have executed ~157,000 sqft.* of commerical leases in Reston Station, including a 77,000 sqft. lease with global data center leader QTS to occupy 3 full floors at 1800 Reston Row Plaza.

1800 Reston Row Plaza is currently 90% leased/reserved. 1870 Reston Row Plaza, which was delivered in Q425, is 100% leased.

Of the 1.3 million sqft. of Trophy-Class office space in Reston Station's five premium office towers, **98%** is currently leased/reserved and we are currently in negotiations with both new and existing tenants to occupy the office space that remains available. .

Our commercial assets remain among the most sought-after properties in the region, as return-to-work initiatives increase the demand for Trophy office space

**Total sqft. from all signed leases, including renewals*

COMSTOCK

Nasdaq: CHCI | 14

Nasdaq: CHCI 15 Flight-to-Quality: Attracting Premier Tenants and Partners MAJOR OFFICE TENANTS MAJOR RETAIL LEASES STRATEGIC PARTNERS

Nasdaq: CHCI 16 Premium Assets. Proven Results. AUM FINANCIAL PERFORMANCE 2020 LTM 6/30/26Change REVENUE NOI $52M $22M $164M $68M +215% +209% RESIDENTIAL 2020 Q2 2026Change # UNITS LEASED % 1,123 73% 2,567 94%* +129% +21% COMMERCIAL 2020 Q2 2026Change SQFT LEASED % 1.8M 79% 4.2M 92% +132% +13% PARKX 2020 Q2 2026Change # GARAGES PARKING SPACES SECURITY & OTHER HOURS/WEEK 3 8,000 - - 36 27,080 42 10,315 +1,100% +239% NEW NEW *Stabilized assets only HOSPITALITY 2020 Q2 2026Change # HOTELS # FOOD & BEVERAGE - - 1 2 NEW NEW

At a Glance: Our Managed Portfolio

ANCHOR PORTFOLIO

Two of the largest and most prominent mixed-use, transit-oriented developments in the Mid-Atlantic region, including legacy assets owned by Comstock Partners that CHCI develops, manages, and operates





RESTON STATION		LOUDOUN STATION
90 acres	Size	50 acres
Metro Silver Line: Wiehle-Reston	Location	Metro Silver Line: Ashburn
3.1M sqft.	Commercial	~700,000 sqft.
2,700+ units	Residential	1,200+ units
JW Marriott Reston Station	Hospitality	Future boutique hotel (TBD)
Founding Farmers; VIDA Fitness, Ebbitt House, Davios, Tous les Jours, Starbucks, CVS, Back Nine Golf, and more	Restaurants/Retail	AMC Theaters, Starbucks, Juleps Kentucky Tavern, Curry Pizza House, Famous Toastery, Senor Tequila's, and more

All numbers are estimates at full build-out

COMSTOCK

Nasdaq: CHCI | 17

Nasdaq: CHCI INVESTMENT ASSETS 18 THE HARTFORD BLVD FORTY FOUR COMSTOCK 41*BLVD ANSEL Parking garages & buildings/public spaces for which ParkX Management provides supplemental property management services that include parking management, security, porter/janitorial, and more. OTHER MANAGED ASSETS Properties that are partially or wholly -owned by CHCI, and for which CHCI provides various real estate services At a Glance : Our Managed Portfolio *Image represents rendering of planned future affordable housing development that was recently approved by the City of Rockvi lle Planning Commission THE REED 1.4 million-square -foot regional shopping mall located in Dulles, Virginia; responsibilities include property management, leasing, tenant relations, coordination of on -site activities and vendors, marketing oversight, and strategic asset direction services. WOODLAND POINTE

Nasdaq: CHCI 19 DEVELOPMENT PIPELINE Figures are approximate, include future development assets, and completion dates are subject to adjustments based on market c ond itions. NAME LOCATION ASSET CLASS TOTAL GSF UNITS DELIVERY DATE DEVELOPMENT PIPELINE WOODLAND POINTE Bldg. II Herndon, Va. (Dulles Technology Corridor ) Office (Build -to-suit) 98,800 N/A 2027 ONE GRAMERCY Loudoun Station Office 187,000 N/A 2027 BLVD GRAMERCY WEST (A) Loudoun Station Office/Retail 187,000 N/A 2028 BLVD GRAMERCY WEST (B) Loudoun Station Office/Retail 187,000 N/A 2028 ONE COMMERCE Reston Station Office 462,000 N/A 2029 BLVD WEST Reston Station Multifamily 237,000 227 2030 BOUTIQUE DUAL -USE HOTEL Reston Station Hotel 220,000 240 Keys 2029 COMMERCE DISTRICT PHASE II Reston Station Multifamily 455,000 450 2029 LOUDOUN STATION PHASE IV (2) Loudoun Station Multifamily/Retail 259,000 249 2028 LOUDOUN STATION PHASE IV (3) Loudoun Station Multifamily/Retail 310,000 300 2028 1891 METRO CENTER DR Reston Station Office 512,000 N/A 2030 DEVELOPMENT SUBTOTAL 3,114,800 240 Keys/1,226 Units At a Glance : Our Managed Portfolio Building for the future, one phase at a time

ESG: Creating Positive Impacts

We recognize that development of real estate can have significant impact, positive or negative, for the surrounding community, the region, and the environment that we all share. Supporting and fostering these initiatives in a rational way is instrumental in making our communities better places to live, work, and play while simultaneously bolstering asset value, reducing risk, and positively impacting all stakeholders.

All buildings at Reston Metro Plaza LEED silver or above

1902 and 1900 Reston Metro Plaza and The Hartford Building in Arlington LEED gold certified

The Hartford Building is Energy Star certified in addition to buildings at Reston Metro Plaza, 43777 Loudoun Station and Commerce Districts

Transit-oriented projects encourages use of and promotes public transportation to reduce the carbon footprint

Electric Charging Stations

Bike Racks, Bike Repair Rooms, Bike to Work Events and Bike Share Program

CarbonCure Concrete

2025 Best Places to Work & Best Workplaces for Commuters

Community Involvement Annual Summerbration, Arts Program, Community Donations, Sponsored Community Events, Habitat for Humanity

Smoke Free Buildings

Non Corrosive and Non Toxic Ice Melt

Green Cleaning: use environmentally-friendly practices and low toxicity cleaning products

COMSTOCK

Nasdaq: CHCI | 20

Nasdaq: CHCI 21 1900 Reston Metro Plaza, Reston, VA 20190 703.230.1985 comstock.com | investorrelations@comstock.com Nasdaq: CHCI

Nasdaq: CHCI 22 SUPPLEMENTAL INFORMATION

Leadership Team

COMBINING LOCAL EXPERTISE WITH INDUSTRY EXPERIENCE



CHRIS CLEMENTE
CEO & Chairman of CHCI
Significant Shareholder of CHCI
Managing Partner of Comstock Partners, LC (Owner of Anchor Portfolio)

EXECUTIVE COMMITTEE



TIMOTHY STEFFAN
Chief Operating Officer



CHRISTOPHER GUTHRIE
CFO & EVP



ROBERT DEMCHAK
General Counsel & Corporate Secretary



TRACY SCHAR
SVP of Marketing & Design Management



JOHN HARRISON
EVP of Development



PAUL SCHWARTZ
SVP of Human Resources



DWIGHT SCHAR
Former CEO & Chairman of NVR (NYSE: NVR)
Significant Shareholder of CHCI
Principal of Comstock Partners, LC (Owner of Anchor Portfolio)

SENIOR LEADERSHIP



MICHAEL GUALTIERI
Chief Accounting Officer



RUBEN MERCADO
VP & Head of Information Technology



JIMMY MANDICH
VP & Controller



KRIS GREEN
SVP, Property & Asset Management



CHRIS FACAS
Senior Managing Director, Asset Management



DYLAN CLEMENTE
President, ParkX Management



ZACHARY MAGGIN
SVP of Acquisitions and Capital Markets

COMSTOCK
Nasdaq: CHCI | 23

Nasdaq: CHCI 24 Board of Directors CHRIS CLEMENTE Chairman of the Board of Directors & Chief Executive Officer DAVID GUERNSEY Director Compensation Committee Chair TOM HOLLY Director Audit Committee Member Nom. & Gov. Committee Member JAMES MACCUTCHEON Director Audit Committee Chair, Compensation Committee Member, & Financial Expert DAVID PAUL Director Nom. & Gov. Committee Chair Compensation Committee Member DAVID HIRSH Director Audit Committee Member

Nasdaq: CHCI 25 Corporate Structure Overview CHRISTOPHER CLEMENTE Chairman and CEO Executive Management Team and BOD Public Shareholders DWIGHT SCHAR Strategic Advisor Comstock Holding Companies, Inc. (Nasdaq: CHCI) Asset Management and Property Management Fees Comstock Partners LC (Owner of the “Anchor Portfolio”) 30% 5% 29% 50%50% 36%

Nasdaq: CHCI 26 CUSTOMERS ▪ Institutional Real Estate Investors ▪ HNW Family Offices ▪ Real Estate Owners ▪ Financial Institutions ▪ Governmental Institutions ASSET TYPES ▪ Office ▪ Multifamily ▪ Retail ▪ Hotel ▪ Commercial Garages ▪ Public Spaces ▪ Owner’s Associations ▪ Data Centers SERVICES ▪ Asset Management ▪ Property Management ▪ Construction Management ▪ Development ▪ Parking Management ▪ Security, Valet, Concierge, and Other ▪ Porter/Janitorial ▪ Leasing and Marketing ▪ Design, Planning, and Entitlements ▪ Asset Recapitalization ▪ Mall Management Our Services

Reconciliation of Non-GAAP Financial Measures

(UNAUDITED)

($ in thousands)	June 30, 2026		Year Ended December 31,					
	QTD	YTD	2025	2024	2023	2022	2021	2020
Net income (loss)	**8,845**	**10,834**	**17,051**	**14,560**	**7,784**	**7,728**	**16,039**	**2,141**
Interest (income) expense	(68)	(197)	(807)	(672)	(96)	222	235	344
Income taxes	2,349	2,548	(4,174)	(3,835)	368	125	(11,217)	25
Depreciation and amortization	73	145	306	302	211	206	94	74
Stock-based compensation	484	1,030	1,060	945	968	834	633	701
(Gain) loss on real estate ventures	(66)	(138)	1	297	1,187	(121)	14	160
(Gain) loss on equity investments	(4,261)	(4,696)	-	-	-	-	-	-
Adjusted EBITDA	**7,356**	**9,526**	**13,437**	**11,597**	**10,423**	**8,994**	**5,798**	**3,445**

Non-GAAP Financial Measures

This investor presentation contains certain non-GAAP financial measures including adjusted earnings before interest, taxes, depreciation, and amortization ("Adjusted EBITDA").

We define Adjusted EBITDA as net income (loss) from continuing operations, excluding the impact of interest expense (net of interest income), income taxes, depreciation and amortization, stock-based compensation, and unrealized gains (losses) on real estate ventures and equity investments.

We use Adjusted EBITDA to evaluate financial performance, analyze the underlying trends in our business and establish operational goals and forecasts that are used when allocating resources. We expect to compute Adjusted EBITDA consistently using the same methods each period.

We believe Adjusted EBITDA is a useful measure because it permits investors to better understand changes over comparative periods by providing financial results that are unaffected by certain non-cash items that are not considered by management to be indicative of our operational performance.

While we believe that Adjusted EBITDA is useful to investors when evaluating our business, it is not prepared and presented in accordance with GAAP, and therefore should be considered supplemental in nature. Adjusted EBITDA should not be considered in isolation, or as a substitute, for other financial performance measures presented in accordance with GAAP. Adjusted EBITDA may differ from similarly titled measures presented by other companies.

COMSTOCK

Nasdaq: CHCI | 27